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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22260

RMR REAL ESTATE INCOME FUND
(Exact name of registrant as specified in charter)
 TWO NEWTON PLACE
255 WASHINGTON STREET, SUITE 300
NEWTON, MASSACHUSETTS 02458
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Adam D. Portnoy, President RMR Real Estate Income Fund Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	Michael K. Hoffman, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 4 Times Square New York, New York 10036-6522
Julie A. Tedesco, Esq. State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, Massachusetts 02116

Registrant's telephone number, including area code: (617) 332-9530
Date of fiscal year end: December 31
Date of reporting period: June 30, 2014

Item 1.    Reports to Stockholders.

SEMI-ANNUAL REPORT
June 30, 2014

RMR Real Estate Income Fund

NOTICE CONCERNING INFORMATION CONTAINED IN THIS REPORT

  •
  ON JANUARY 20, 2012, OLD RMR REAL ESTATE INCOME FUND MERGED WITH AND INTO RMR ASIA PACIFIC REAL ESTATE FUND. IN CONNECTION WITH THE MERGER, RMR ASIA PACIFIC REAL ESTATE FUND CHANGED ITS FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS TO BE IDENTICAL TO THOSE OF OLD RMR REAL ESTATE INCOME FUND. THEREAFTER THE RMR ASIA PACIFIC REAL ESTATE FUND HAS BEEN NAMED THE RMR REAL ESTATE INCOME FUND AND IT HAS INVESTED PRINCIPALLY IN SECURITIES ISSUED BY U.S. REAL ESTATE INVESTMENT TRUSTS.

  •
  PERFORMANCE DATA IS HISTORICAL AND REFLECTS HISTORICAL EXPENSES AND HISTORICAL CHANGES IN NET ASSET VALUE, AS WELL AS FLUCTUATIONS IN THE FINANCIAL MARKETS AND THE COMPOSITION OF THE FUND'S PORTFOLIO. PERFORMANCE DATA FOR RMR REAL ESTATE INCOME FUND PRIOR TO JANUARY 20, 2012 REFLECTS THE PERFORMANCE OF OLD RMR REAL ESTATE INCOME FUND, WHICH WAS MERGED INTO RMR ASIA PACIFIC REAL ESTATE FUND ON JANUARY 20, 2012. HISTORICAL RESULTS ARE NOT INDICATIVE OF FUTURE RESULTS.

  •
  IF RMR ADVISORS, INC., OR RMR ADVISORS OR THE ADVISOR, HAD NOT WAIVED FEES DURING CERTAIN PERIODS, THE FUND'S RETURNS WOULD HAVE BEEN REDUCED.

  •
  THE FUND IS A CLOSED END INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 WHOSE COMMON SHARES ARE TRADED ON A NATIONAL SECURITIES EXCHANGE. INVESTORS MAY NOT PURCHASE SHARES DIRECTLY FROM THE FUND. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, STRATEGIES, RISKS, CHARGES AND EXPENSES BEFORE PURCHASING ANY SHARES OF THE FUND. AN INVESTMENT IN THE FUND'S SHARES IS SUBJECT TO MATERIAL RISKS.

  •
  FOR MORE INFORMATION ABOUT THE FUND PLEASE VISIT WWW.RMRFUNDS.COM, CALL OUR INVESTOR RELATIONS GROUP AT (866)-790-8165 OR REFER TO THE FUND'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH ARE AVAILABLE AT WWW.SEC.GOV.

NOTICE CONCERNING LIMITED LIABILITY

THE AGREEMENT AND DECLARATION OF TRUST OF RMR REAL ESTATE INCOME FUND, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO, ARE DULY FILED AT THE PRINCIPAL OFFICE OF THE FUND, PROVIDE THAT THE NAME "RMR REAL ESTATE INCOME FUND" REFERS TO THE TRUSTEES UNDER THE AGREEMENT AND DECLARATION OF TRUST COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE FUND SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE FUND. ALL PERSONS DEALING WITH THE FUND IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF THE FUND FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

 NOTICE CONCERNING LIMITATION ON SHARE OWNERSHIP

SUBJECT TO CERTAIN EXCEPTIONS, THE AGREEMENT AND DECLARATION OF TRUST OF RMR REAL ESTATE INCOME FUND CONTAINS PROVISIONS WHICH LIMIT OWNERSHIP BY ANY SHAREHOLDER OR GROUP OF SHAREHOLDERS WHO ARE AFFILIATED OR ACTING TOGETHER TO 9.8% OF THE TOTAL SHARES, OR ANY CLASS OR SERIES OF SHARES, OUTSTANDING OF RMR REAL ESTATE INCOME FUND.

To our shareholders,

In the pages that follow, you will find data summarizing the Fund's financial results for the six months ended June 30, 2014 and financial position as of June 30, 2014. We encourage you to read the information contained in this report and to view our website at www.rmrfunds.com* where the most recent information and important announcements regarding the Fund are posted.

Relevant Market Conditions

Real Estate Industry Fundamentals.    Despite a 2.1% contraction in gross domestic product during the first quarter of the year, the U.S. economy continued to show signs of improvement during the first six months of the year. Most of the weakness in economic activity during the first three months of the year was attributable to weaker consumer spending due to the unusually harsh winter and shrinking business inventories. In contrast, economic activity regained momentum during the second quarter of the year with economic data, such as employment, manufacturing and services sectors, indicating a strong recovery from the first three months of the year. The U.S. economy, as measured by gross domestic product, expanded by 4.0% during the second quarter of the year.

Real estate fundamentals are performing well across most property types and geographic regions. Limited new construction and the recovery in U.S. economic activity have benefitted landlords as demand for space continues to increase. Occupancy and rents for retail landlords remained strong during the first half of 2014 despite concerns about the negative impact e-commerce might have on operating fundamentals of retail tenants. With very few class A malls currently under construction, retailers sometimes need to compete for best in class locations by paying higher rents. In the multifamily sector, concerns about excess new supply of apartment buildings continued to be met by increased demand from renters. Employment growth, one of the main drivers of apartment demand, was strong during the second quarter of the year with an average of 277,000 new jobs created per month. Office landlords have also benefitted from higher employment growth, particularly in gateway city markets such as New York, San Francisco and Boston. Suburban office, which had experienced negative pressure in occupancy and rents for the last couple of years, has started to experience increased demand for space and some modest rent increases and lower tenant concessions.

Real estate companies continued to take advantage of the availability and relatively low cost of capital during the first half of 2014 with approximately $31 billion of capital raised (according to SNL Financial). During the first six months of the year, REITs raised $10 billion in common equity capital, $19 billion in debt capital and approximately $2 billion in preferred equity capital. The retail REIT sector was the most active property type in terms of capital raised during the first six months of 2014, with approximately $9 billion raised, followed by specialty REITs with close to $5 billion raised.

Real Estate Securities Technicals.    During the first six months of the year, the market for REIT shares was up 17.7% on a total return basis (i.e., share price changes and dividends combined), outperforming the S&P 500 Index's total return of 7.1%.

While higher interest rates were a concern at the start of 2014, with the 10-year Treasury at 3% at the beginning of the year, weaker job growth in the first few months of the year put a damper on expectations of a sharp rebound in the U.S. economy and any Federal Reserve actions to raise rates in

*
The Internet address for the Fund is included several times in this semi-annual report as a textual reference only. The information on the website is not incorporated by reference into this semi-annual report.

the immediate future. REITs managed to outperform the broader equity markets during the first half of the year as investors rotated back into more defensive and higher dividend stocks such as REITs.

According to Citigroup, fund flows into U.S. registered real estate mutual funds (excluding exchange traded funds, or ETFs) were strong during the first six months of the year with approximately $4.3 billion of inflows. Including ETFs, U.S. registered real estate mutual fund inflows totaled approximately $8.1 billion for the first six months of the year.

The best performing REIT sectors during the first six months of 2014 were the apartment and self storage sectors, with total returns of 23.5% and 18.1%, respectively. The sectors with the lowest returns during the first six months of 2014 were the industrial and triple net sectors, with total returns of 13.2% and 13.4%, respectively.

Fund Strategies, Techniques and Performance

Our primary investment objective is to earn and pay to our common shareholders a high level of current income by investing in real estate companies, including REITs. Our secondary investment objective is capital appreciation. There can be no assurances that we will meet our investment objectives.

During the six months ended June 30, 2014, our total return on net asset value, or NAV, (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV) was 21.0% and our dividend yield on NAV at June 30, 2014, based on our annualized second quarter 2014 dividend, was 5.7%. Also, during the six months ended June 30, 2014, our total return on the market price of our common shares (including hypothetical reinvestment of distributions at market price) was 20.6% and the dividend yield on the market price of our common shares at June 30, 2014, based on our annualized second quarter 2014 dividend, was 6.7%. During that same period, the total return for the MSCI U.S. REIT Total Return Index, or the RMS Index (an unmanaged index of REIT common stocks), was 17.7%.

The Fund's outperformance versus the RMS Index during the first six months of 2014 was primarily due to the Fund's overweight position in REIT common securities that pay high dividends versus the Index. Most of the Fund's investments in REIT common securities that pay high dividends outperformed REIT common securities that pay low dividends during the first six months of 2014.

Thank you for your continued support.

Sincerely,

Adam D. Portnoy
President
August 18, 2014

RMR Real Estate Income Fund

Portfolio holdings by sub-sector as a percentage of investments
(as of June 30, 2014)* (unaudited)

REITs
Lodging/Resorts	17%
Shopping Centers	12%
Health Care	12%
Diversified	11%
Office	11%
Others, less than 10% each	34%

Total REITs	97%
Other, including short term investments	3%

Total investments	100%

Portfolio holdings by type of security (as of June 30, 2014)* (unaudited)

Common securities	66%
Preferred securities	33%
Other, including short term investments	1%

Total investments	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector or type of security as a percentage of total portfolio holdings based on fair value and do not match the percentages included in the Portfolio of Investments schedule which represents the Fund's portfolio holdings by sub-sector or type of security as a percentage of the Fund's net assets.

RMR Real Estate Income Fund

Portfolio of Investments – June 30, 2014 (unaudited)

Company	Shares	Value

COMMON STOCKS – 94.2% REAL ESTATE INVESTMENT TRUSTS – 91.0%
APARTMENTS — 13.0%
American Campus Communities, Inc. (a)(b)	25,900	$990,416
Apartment Investment & Management Co. (a)(b)	28,745	927,601
Associated Estates Realty Corp. (a)	212,600	3,831,052
AvalonBay Communities, Inc. (a)	26,875	3,821,356
Camden Property Trust	5,000	355,750
Campus Crest Communities, Inc.	33,628	291,219
Education Realty Trust, Inc. (a)	26,737	287,155
Equity Residential (a)	74,000	4,662,000
Essex Property Trust, Inc. (a)	10,500	1,941,555
Home Properties, Inc. (a)	14,000	895,440
Independence Realty Trust, Inc.	203,514	1,925,243
Mid-America Apartment Communities, Inc. (a)	18,000	1,314,900
Post Properties, Inc. (a)	14,600	780,516
UDR, Inc. (a)	39,000	1,116,570

		23,140,773
DIVERSIFIED – 11.7%
Digital Realty Trust, Inc. (a)(b)	41,000	2,391,120
DuPont Fabros Technology, Inc. (a)	40,500	1,091,880
EPR Properties (a)	96,950	5,416,596
Investors Real Estate Trust	22,746	209,491
Lexington Realty Trust (a)	339,058	3,733,029
One Liberty Properties, Inc.	11,391	243,084
Vornado Realty Trust (a)(b)	47,835	5,105,429
Washington Real Estate Investment Trust	39,580	1,028,288
Whitestone REIT	58,502	872,265
WP Carey, Inc.	11,000	708,400

		20,799,582
FREE STANDING – 6.2%
Agree Realty Corp.	19,216	580,900
American Realty Capital Properties, Inc.	188,716	2,364,611
Getty Realty Corp. (a)	22,000	419,760
National Retail Properties, Inc. (a)(b)	126,000	4,685,940
Realty Income Corp. (a)	51,900	2,305,398
Spirit Realty Capital, Inc.	51,952	590,175

		10,946,784
HEALTH CARE – 15.5%
HCP, Inc. (a)(b)	116,530	$4,822,011
Health Care REIT, Inc. (a)(b)	29,200	1,829,964
Healthcare Realty Trust, Inc. (a)	40,300	1,024,426
LTC Properties, Inc. (a)(b)	58,897	2,299,339
Medical Properties Trust, Inc. (a)(b)	367,320	4,863,317
National Health Investors, Inc. (a)	58,958	3,688,413
Omega Healthcare Investors, Inc. (a)	15,498	571,256
Physicians Realty Trust	97,148	1,397,960
Sabra Health Care REIT, Inc. (a)(b)	61,500	1,765,665
Ventas, Inc. (a)(b)	82,000	5,256,200

		27,518,551
INDUSTRIAL – 3.3%
Chambers Street Properties	39,900	320,796
DCT Industrial Trust, Inc. (a)	149,450	1,226,985
EastGroup Properties, Inc. (a)	5,179	332,647
Prologis, Inc. (a)(b)	49,088	2,017,026
STAG Industrial, Inc. (a)	81,209	1,949,828

		5,847,282
LODGING/RESORTS – 6.8%
Ashford Hospitality Prime, Inc.	11,000	188,760
Ashford Hospitality Trust, Inc. (a)	55,000	634,700
Chatham Lodging Trust	46,000	1,007,400
Chesapeake Lodging Trust (a)	71,700	2,167,491
DiamondRock Hospitality Co. (a)	55,603	712,830
Hersha Hospitality Trust (a)	390,583	2,620,812
Host Hotels & Resorts, Inc. (a)	24,000	528,240
LaSalle Hotel Properties (a)	10,000	352,900
Pebblebrook Hotel Trust (a)	43,100	1,592,976
RLJ Lodging Trust (a)	44,400	1,282,716
Summit Hotel Properties, Inc. (a)	98,203	1,040,952
Supertel Hospitality, Inc. (c)	21,160	33,221

		12,162,998
MANUFACTURED HOMES – 2.2%
Sun Communities, Inc. (a)	62,256	3,102,839
UMH Properties, Inc.	74,896	751,207

		3,854,046

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund

Portfolio of Investments – continued (unaudited)

Company	Shares	Value

COMMON STOCKS – CONTINUED REAL ESTATE INVESTMENT TRUSTS – CONTINUED
MIXED OFFICE/INDUSTRIAL – 2.6%
Duke Realty Corp. (a)(b)	46,100	$837,176
First Potomac Realty Trust (a)	55,000	721,600
Gladstone Commercial Corp.	22,742	406,400
Liberty Property Trust (a)	69,737	2,645,124

		4,610,300
MORTGAGE – 0.8%
Annaly Capital Management, Inc. (a)	85,000	971,550
ARMOUR Residential REIT, Inc.	120,000	519,600

		1,491,150
OFFICE – 12.0%
Alexandria Real Estate Equities, Inc. (a)	34,100	2,647,524
BioMed Realty Trust, Inc. (a)	65,000	1,418,950
Boston Properties, Inc. (a)	20,500	2,422,690
Brandywine Realty Trust (a)	165,300	2,578,680
City Office REIT, Inc.	80,000	1,014,400
Corporate Office Properties Trust (a)	48,500	1,348,785
Douglas Emmett, Inc. (a)	39,322	1,109,667
Franklin Street Properties Corp. (a)	62,990	792,414
Gramercy Property Trust, Inc.	50,000	302,500
Highwoods Properties, Inc. (a)(b)	50,000	2,097,500
Kilroy Realty Corp. (a)	28,600	1,781,208
Mack-Cali Realty Corp. (a)	58,030	1,246,484
SL Green Realty Corp. (a)	22,900	2,505,489

		21,266,291
REGIONAL MALLS – 7.8%
CBL & Associates Properties, Inc. (a)	84,000	1,596,000
General Growth Properties, Inc.	20,000	471,200
Glimcher Realty Trust (a)	201,700	2,184,411
Pennsylvania Real Estate Investment Trust (a)(b)	127,628	2,401,959
Simon Property Group, Inc. (a)(b)	29,227	4,859,866
Taubman Centers, Inc.	5,000	379,050
The Macerich Co. (a)(b)	28,470	1,900,372

		13,792,858
SHOPPING CENTERS – 7.9%
Brixmor Property Group, Inc.	5,000	114,750
Cedar Realty Trust, Inc. (a)(b)	110,316	689,475
DDR Corp. (a)(b)	62,000	1,093,060
Excel Trust, Inc. (a)	113,568	1,513,861
Inland Real Estate Corp. (a)	156,300	1,661,469
Kimco Realty Corp. (a)	110,000	2,527,800
Kite Realty Group Trust (a)(b)	160,503	985,488
Ramco-Gershenson Properties Trust (a)(b)	120,000	$1,994,400
Retail Opportunity Investments Corp.	15,000	235,950
Retail Properties of America, Inc.	24,500	376,810
Urstadt Biddle Properties	200	4,176
Washington Prime Group, Inc. (a)(b)(c)	14,613	273,848
Weingarten Realty Investors (a)(b)	76,500	2,512,260

		13,983,347
STORAGE – 1.2%
CubeSmart (a)	15,000	274,800
Public Storage, Inc. (a)(b)	11,400	1,953,390

		2,228,190
Total Real Estate Investment Trusts (Cost $127,988,680)		161,642,152
OTHER – 3.2%
Beazer Homes USA, Inc. (c)	7,000	146,860
Carador PLC	5,496,600	4,933,199
Farmland Partners, Inc.	45,000	589,500
Total Other (Cost $8,156,168)		5,669,559
Total Common Stocks (Cost $136,144,848)		167,311,711
PREFERRED STOCKS – 46.6%
REAL ESTATE INVESTMENT TRUSTS – 46.6%
APARTMENTS – 0.6%
Apartment Investment & Management Co., Series Z (a)	15,000	391,275
Campus Crest Communities, Inc., Series A	30,000	766,500

		1,157,775
DIVERSIFIED – 4.6%
Coresite Realty Corp., Series A	30,000	754,500
Digital Realty Trust, Inc., Series F (a)	25,000	613,750
Digital Realty Trust, Inc., Series G	30,000	661,200
DuPont Fabros Technology, Inc., Series B (a)	50,394	1,325,362
EPR Properties, Series E (a)(d)	16,400	513,156
EPR Properties, Series F (a)	30,000	738,000
Investors Real Estate Trust, Series B	70,000	1,828,400
LBA Realty Fund II – WBP I LLC, Series B	9,159	207,268
Vornado Realty Trust, Series K	19,195	451,275
Winthrop Realty Trust	40,000	1,067,400

		8,160,311

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund

Portfolio of Investments – continued (unaudited)

Company	Shares	Value

PREFERRED STOCKS – CONTINUED REAL ESTATE INVESTMENT TRUSTS – CONTINUED
HEALTH CARE – 0.9%
Sabra Health Care REIT, Inc., Series A	60,600	$1,520,454
INDUSTRIAL – 0.8%
STAG Industrial, Inc., Series B	35,000	859,600
Terreno Realty Corp., Series A	20,000	521,800

		1,381,400
LODGING/RESORTS – 16.8%
Ashford Hospitality Trust, Series A	95,482	2,434,791
Ashford Hospitality Trust, Series D	205,756	5,248,836
Ashford Hospitality Trust, Series E	45,000	1,239,750
Chesapeake Lodging Trust, Series A	65,000	1,733,875
FelCor Lodging Trust, Inc., Series A (d)	73,500	1,919,085
FelCor Lodging Trust, Inc., Series C	124,813	3,220,175
Hersha Hospitality Trust, Series B (a)	80,498	2,078,458
Hersha Hospitality Trust, Series C (a)	46,000	1,153,220
LaSalle Hotel Properties, Series G (a)	27,089	690,363
LaSalle Hotel Properties, Series I (a)	30,000	719,100
Pebblebrook Hotel Trust, Series A (a)	14,500	382,075
Pebblebrook Hotel Trust, Series B (a)	23,500	625,100
Pebblebrook Hotel Trust, Series C (a)	63,684	1,500,395
Strategic Hotels & Resorts, Inc., Series B (a)	105,200	2,657,247
Summit Hotel Properties, Inc., Series A (a)	10,000	271,700
Summit Hotel Properties, Inc., Series B (a)	8,000	208,000
Summit Hotel Properties, Inc., Series C (a)	37,582	939,174
Sunstone Hotel Investors, Inc., Series D (a)	108,739	2,877,778

		29,899,122
MANUFACTURED HOMES – 1.1%
Sun Communities, Inc., Series A (a)	40,000	1,015,600
UMH Properties, Inc., Series A	37,500	991,500

		2,007,100
MIXED OFFICE/INDUSTRIAL – 1.3%
First Potomac Realty Trust, Series A	80,000	$2,076,000
PS Business Parks, Inc., Series S	7,500	188,475

		2,264,475
MORTGAGE – 3.2%
Arbor Realty Trust, Inc., Series B	35,000	863,100
ARMOUR Residential REIT, Inc., Series B	30,000	730,500
MFA Financial, Inc. (a)	3,061	80,137
MFA Financial, Inc., Series B	40,000	965,200
New York Mortgage Trust, Inc., Series B	37,000	884,300
NorthStar Realty Finance Corp.	20,000	507,000
NorthStar Realty Finance Corp., Series D	13,000	330,330
RAIT Financial Trust, Series A	52,285	1,280,983

		5,641,550
OFFICE – 3.7%
Brandywine Realty Trust, Series E (a)	23,000	607,430
Corporate Office Properties Trust, Series L	110,000	2,816,000
Hudson Pacific Properties, Inc., Series B (a)	20,000	533,000
Kilroy Realty Corp., Series G (a)(b)	65,000	1,679,275
SL Green Realty Corp., Series I (a)	40,000	980,000

		6,615,705
REGIONAL MALLS – 3.9%
CBL & Associates Properties, Inc., Series D (a)(b)	60,761	1,540,291
CBL & Associates Properties, Inc., Series E	15,000	374,700
Glimcher Realty Trust (a)	30,000	750,600
Glimcher Realty Trust, Series G (a)	63,029	1,605,034
Glimcher Realty Trust, Series H (a)	45,000	1,146,600
Pennsylvania Real Estate Investment Trust, Series A	20,000	526,980
Pennsylvania Real Estate Investment Trust, Series B	40,000	1,016,000

		6,960,205

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund

Portfolio of Investments – continued (unaudited)

Company	Shares	Value

PREFERRED STOCKS – CONTINUED REAL ESTATE INVESTMENT TRUSTS – CONTINUED
SHOPPING CENTERS – 9.7%
Cedar Realty Trust, Inc., Series B	131,829	$3,361,640
DDR Corp., Series J (a)	45,586	1,131,900
DDR Corp., Series K (a)	76,000	1,816,400
Excel Trust, Inc., Series B	65,000	1,703,650
Inland Real Estate Corp., Series A	100,000	2,662,000
Kimco Realty Corp., Series I (a)	27,944	691,614
Kite Realty Group Trust, Series A (a)(b)	77,000	2,022,790
Retail Properties of America, Inc., Series A	70,000	1,799,700
Saul Centers, Inc., Series C	38,737	978,109
Urstadt Biddle Properties, Series D (a)	22,423	574,477
Urstadt Biddle Properties, Series F (a)	20,000	508,200

		17,250,480
Total Real Estate Investment Trusts (Cost $76,013,272)		82,858,577
Total Preferred Stocks (Cost $76,013,272)		82,858,577
INVESTMENT COMPANIES – 1.4%
BlackRock Credit Allocation Income Trust	19,451	267,451
Cohen & Steers Quality Income Realty Fund, Inc. (a)	100,297	1,128,341
Eaton Vance Enhanced Equity Income Fund II	35,188	473,631
Nuveen Real Estate Income Fund (a)	50,529	564,914
Total Investment Companies (Cost $2,525,825)		2,434,337
SHORT-TERM INVESTMENTS – 0.5%
MONEY MARKET FUNDS – 0.5%
Dreyfus Cash Management Fund, Institutional Shares, 0.03% (e) (Cost $962,435)	962,435	$962,435
Total Investments – 142.7% (Cost $215,646,380)		253,567,060
Other assets less liabilities – 0.5%		861,651
Revolving credit facility – (33.8)%		(60,000,000)
Preferred Shares, at liquidation preference – (9.4)%		(16,675,000)
Net Assets applicable to common shareholders – 100.0%		$177,753,711

Notes to Portfolio of Investments

(a)
As of June 30, 2014, the Fund has pledged portfolio securities with a market value of $127,032,337 as collateral in connection with its revolving credit facility with BNP Paribas Brokerage, Inc. ("BNPP"). All or a portion of the shares noted by this footnote (a) were pledged as collateral in connection with the Fund's revolving credit facility as of June 30, 2014.

(b)
As of June 30, 2014, pledged portfolio securities of the Fund with a market value of $54,398,839 (see Note (a)) have been rehypothecated by BNPP as permitted by the Fund's revolving credit facility. All or a portion of the securities noted by this footnote (b) were rehypothecated by BNPP as of June 30, 2014.

(c)
Non-dividend paying security.

(d)
Convertible into common stock.

(e)
Rate reflects 7 day yield as of June 30, 2014.

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements

Statement of Assets and Liabilities

June 30, 2014 (unaudited)

Assets
Investments in securities, at value (cost of $215,646,380)	$253,567,060
Dividends and interest receivable	1,551,674
Receivable for securities sold	465,222
Prepaid expenses	1,037

Total assets	255,584,993

Liabilities
Revolving credit facility	60,000,000
Payable for securities purchased	789,782
Advisory fee payable	177,318
Interest payable	7,318
Distributions payable on preferred shares	5,614
Accrued expenses and other liabilities	176,250

Total liabilities	61,156,282

Auction preferred shares, Series M, Series T, Series W, Series Th and Series F; $0.001 par value per share; 667 shares issued and outstanding at $25,000 per share liquidation preference	16,675,000

Net assets attributable to common shares	$177,753,711

Composition of net assets
Common shares, $0.001 par value per share; unlimited number of shares authorized	$7,652
Additional paid-in capital	236,468,612
Undistributed net investment income	142,875
Accumulated net realized loss on investments and foreign currency transactions	(96,786,108)
Net unrealized appreciation on investments	37,920,680

Net assets attributable to common shares	$177,753,711

Common shares outstanding	7,651,507

Net asset value per share attributable to common shares	$23.23

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statement of Operations

For the Six Months Ended June 30, 2014 (unaudited)

Investment Income
Dividends and other income	$7,126,278

Expenses
Advisory	1,027,216
Legal	99,179
Investor support services	60,424
Compliance and internal audit	55,292
Custodian	49,211
Shareholder reporting	37,192
Preferred share remarketing and auction fees	35,922
Administrative	35,704
Audit	28,730
Trustees' fees and expenses	17,440
Other	51,451

Total expenses before interest expense	1,497,761
Interest expense	333,112

Total expenses after interest expense	1,830,873

Net investment income	5,295,405

Realized and unrealized gain (loss) on investments
Net realized gain on investments	1,008,065
Net change in unrealized appreciation on investments	25,433,418

Net realized and unrealized gain on investments	26,441,483

Net increase in net assets before preferred distributions resulting from operations	31,736,888
Distributions to preferred shareholders from net investment income	(97,240)

Net increase in net assets attributable to common shares resulting from operations	$31,639,648

See notes to financial statements.

RMR Real Estate Income Fund

Financial Statements – continued

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013

Increase (decrease) in net assets resulting from operations
Net investment income	$5,295,405	$5,936,467
Net realized gain on investments	1,008,065	7,481,165
Net change in unrealized appreciation/(depreciation) on investments	25,433,418	(11,778,849)
Distributions to preferred shareholders from net investment income	(97,240)	(168,799)

Net increase in net assets attributable to common shares resulting from operations	31,639,648	1,469,984

Distributions to common shareholders from:
Net investment income	(5,049,994)	(5,887,548)
Return of capital	—	(4,135,927)

Total distributions to common shareholders	(5,049,994)	(10,023,475)

Total increase (decrease) in net assets attributable to common shares	26,589,654	(8,553,491)

Net assets attributable to common shares
Beginning of period	151,164,057	159,717,548

End of period (including undistributed/(distributions in excess of) net investment income of $142,875 and $(5,296), respectively)	$177,753,711	$151,164,057

Common shares issued and repurchased
Shares outstanding, beginning of period	7,651,507	7,651,507

Shares outstanding, end of period	7,651,507	7,651,507

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statement of Cash Flows

Six Months Ended June 30, 2014 (unaudited)

Cash flows from operating activities
Net increase in net assets before preferred distributions resulting from operations	$31,736,888
Adjustments to reconcile net increase in net assets before preferred distributions resulting from operations to cash used in operating activities:
Purchases of long term investments	(18,064,196)
Proceeds from sales of long term investments	17,749,864
Net (purchases) and sales of short term investments	(303,394)
Changes in assets and liabilities:
Decrease in dividends and interest receivable	105,500
Decrease in receivable for securities sold	433,552
Decrease in payable to custodian	(885,411)
Increase in prepaid expenses	(1,037)
Increase in interest payable	3,634
Increase in payable for securities purchased	789,782
Increase in advisory fee payable	12,435
Increase in accrued expenses and other liabilities	10,782
Net change in unrealized appreciation on investments	(25,433,418)
Net realized gain on investments	(1,008,065)

Cash provided by operating activities	$5,146,916

Cash flows from financing activities
Distributions paid to preferred shareholders	$(96,922)
Distributions paid to common shareholders	(5,049,994)

Cash used in financing activities	$(5,146,916)

Increase in cash	$—

Cash at beginning of period	$—

Cash at end of period	$—

Supplemental cash flow information:
Cash paid for interest on borrowings	$329,478

See notes to financial statements.

RMR Real Estate Income Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

			For the Year Ended
	Six Months Ended June 30, 2014 (unaudited)
			December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009

Per Common Share Operating Performance (a)(b)(c)
Net asset value, beginning of period	$19.76		$20.87	$17.48	$17.23	$13.04	$9.20

Income from Investment Operations
Net investment income	0.69	(d)	0.78	0.83	0.53	0.53	0.62
Net realized and unrealized appreciation/(depreciation) on investments	3.45	(d)	(0.56)	3.70	0.55	4.49	4.02
Distributions to preferred shareholders (common stock equivalent basis) from net investment income	(0.01	)(d)	(0.02)	(0.02)	(0.02)	(0.03)	(0.06)

Net increase in net asset value from operations	4.13		0.20	4.51	1.06	4.99	4.58
Less: Distributions to common shareholders from:
Net investment income	(0.66	)(d)	(0.77)	(0.88)	(0.63)	(0.50)	(0.50)
Return of capital	—	(d)	(0.54)	(0.24)	(0.18)	(0.30)	(0.24)

Net asset value, end of period	$23.23		$19.76	$20.87	$17.48	$17.23	$13.04

Market price, beginning of period	$16.91		$18.21	$13.47	$14.22	$10.29	$6.61

Market price, end of period	$19.70		$16.91	$18.21	$13.47	$14.22	$10.29

Total Return (e)
Total investment return based on:
Market price (f)	20.62%		(0.42)%	44.27%	0.13%	47.10%	73.77%
Net asset value (f)	21.04%		0.72%	26.04%	6.18%	38.99%	53.88%
Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions	6.38	%(d)(g)	3.58%	4.15%	2.98%	3.44%	6.31%
Total preferred share distributions	0.12	%(g)	0.10%	0.11%	0.14%	0.18%	0.58%
Net investment income, net of preferred share distributions	6.27	%(d)(g)	3.48%	4.04%	2.84%	3.26%	5.73%
Expenses, including interest expense	2.21	%(g)	2.19%	1.95%	2.78%	2.41%	4.50%
Expenses, excluding interest expense	1.81	%(g)	1.79%	1.54%	2.36%	2.18%	—%
Portfolio turnover rate	7.33%		22.77%	48.72%	7.26%	24.85%	52.46%
Net assets attributable to common shares	$177,753,711		$151,164,057	$159,717,548	$86,993,938	$85,750,962	$64,898,300
Borrowings on revolving credit facility	$60,000,000		$60,000,000	$50,000,000	$10,000,000	$10,000,000	$—
Asset coverage ratio of borrowings (h)	424%		380%	453%	1,137%	1,124%	—
Liquidation preference of outstanding preferred shares	$16,675,000		$16,675,000	$16,675,000	$16,675,000	$16,675,000	$16,675,000
Asset coverage ratio of preferred shares (i)	1,166%		1,007%	1,058%	622%	614%	489%
Asset coverage ratio of borrowings and preferred shares (j)	332%		297%	340%	426%	421%	489%
(a)
Based on average shares outstanding.
(b)
The Fund reorganized with predecessor RMR Funds (RMR Real Estate Fund (RMR), RMR Hospitality and Real Estate Fund (RHR), RMR F.I.R.E. Fund (RFR), RMR Preferred Dividend Fund (RDR) and RMR Dividend Capture Fund (RCR)) during the period from June 17, 2009 through June 23, 2009. Share and per share information have been adjusted to reflect the effects of the reverse stock split that occurred immediately prior to the reorganizations.

RMR Real Estate Income Fund
Financial Highlights – continued

(c)
The Fund merged with Old RMR Real Estate Income Fund on January 20, 2012. Share and per share information have been adjusted to reflect the effects of the merger.
(d)
As discussed in Note A(8) to the financial statements, these amounts are subject to change if the issuers of the Fund's investments characterize a portion of 2014 distributions as capital gains or return of capital.
(e)
Total returns for the six months ended June 30, 2014, are actual year to date and not annualized.
(f)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sale of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. All assumed purchases, sales and reinvestments noted in the preceding sentences are assumed to have been executed as of the close of trading on the assumed date. Results represent past performance and do not guarantee future results.
(g)
Annualized.
(h)
Asset coverage ratio of borrowings equals net assets attributable to common shares plus the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under our revolving credit facility.
(i)
Asset coverage ratio of preferred shares equals net assets attributable to common shares plus the liquidation preference of our outstanding preferred shares divided by the liquidation preference of our preferred shares.
(j)
Asset coverage ratio of borrowings and liquidation preference of our preferred shares equals net assets attributable to common shares plus the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares.

See notes to financial statements

RMR Real Estate Income Fund
Notes to Financial Statements

June 30, 2014 (unaudited)

Note A

1.     Organization

RMR Real Estate Income Fund, or the Fund, or RIF, was organized as a Delaware statutory trust on December 17, 2008, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a non-diversified closed end management investment company.

2.     Interim Financial Statements

The accompanying June 30, 2014 financial statements have been prepared without audit. The Fund believes that disclosures made are adequate to make the information presented not misleading. In the opinion of the Fund's management, all adjustments, which include normal recurring adjustments considered necessary for a fair presentation, have been included. The Fund's operating results for this interim period are not necessarily indicative of the results that may be expected on an annual basis for this year or for any future years or any future interim periods.

3.     Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

4.     Portfolio Valuation

Investment securities of the Fund are valued as of the close of trading at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer to the most recently reported price as of 4:00:02 p.m., eastern time, that day. Some fixed income securities may be valued using values provided by a pricing service.

To the extent the Fund holds foreign securities in its portfolio, those are valued at the latest sales price reflected on the consolidated tape of the exchange that reflects the principal market for such securities whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Some foreign markets close before the close of customary trading sessions on the New York Stock Exchange, or NYSE (usually 4:00 p.m. eastern time). Often, events occur after the principal foreign exchange on which foreign securities trade has closed, but before the NYSE closes, that the Fund determines could affect the value of the foreign securities the Fund owns or cause their earlier trading prices to be unreliable as a basis for determining value. If these events are expected to materially affect the Fund's net asset value, or NAV, the prices of such securities are adjusted to reflect their estimated

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2014 (unaudited)

fair value as of the close of the NYSE, as determined in good faith under procedures established by the Fund's board of trustees.

Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under procedures established by the Fund's board of trustees.

Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. See Note A(5) for a further description of fair value measurements.

Short term debt securities with less than 60 days until maturity may be valued at amortized cost plus interest accrued or, if lower, the carrying value, which approximates fair value.

5.     Fair Value Measurements

The Fund reports the value of its securities at their fair value. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. When valuing portfolio securities, the Fund uses observable market data when possible and otherwise uses other significant observable or unobservable inputs for fair value measurements. Inputs refer broadly to the assumptions the Fund believes that market participants would use in valuing the asset or liability, including assumptions about risk; for example, the risk inherent in using a particular valuation technique to measure fair value and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in valuing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect the Fund's own assumptions about the assumptions market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. The three tier hierarchy of inputs used to value securities reported in these financial statements is summarized below:

  •
  Level 1 – quoted prices in active markets for identical investments.

  •
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.).

  •
  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The Fund uses broker quotes, issuer company financial information and other market indicators to value the securities whose prices are not readily available. The types of inputs used to value a security may change as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

When the S&P 500 Index (an unmanaged index published as Standard & Poor's Composite Index of 500 common stocks) fluctuates more than 0.75% from the previous day close, the Fund believes that the closing price of foreign securities on the principal foreign exchange on which they trade may no

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2014 (unaudited)

longer represent the fair value of those securities at the time the U.S. market closes, in which case, the Fund fair values those foreign securities. In such circumstances, the Fund reports holdings in foreign securities at their fair values as determined by an independent security pricing service. The service uses a multi-factor model that includes such information as the security's local closing price, relevant general and sector indices, currency fluctuations, depository receipts and futures, as applicable. The model generates an adjustment factor for each security that is applied to the local closing price to adjust it for post closing events, resulting in the security's reported fair value. The adjustment factor is applied to a security only if the minimum confidence interval is 0.75% or more. The types of inputs may change as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

All of the Fund's investments were valued using Level 1 inputs on June 30, 2014. The Fund recognizes interperiod transfers of investments between the input levels as of the end of the reporting period. As of June 30, 2014, there were no transfers of investments between Level 1, Level 2 and Level 3.

6.     Securities Transactions and Investment Income

The Fund records securities transactions on a trade date basis, dividend income on the ex-dividend date and any non-cash dividends at the fair market value of the securities received. The Fund uses the accrual method for recording interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments and identified cost basis for realized gains and losses from securities transactions.

7.     Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to U.S. federal income tax. However, the Fund may be subject to a 4% excise tax to the extent it does not distribute substantially all of its taxable earnings each year.

The Fund has adopted the provisions of ASC 740 under the Income Taxes, Topic of the Financial Accounting Standards Board Accounting Standards Codification, or ASC 740. ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. At June 30, 2014, the Fund did not have any unrecognized tax positions. Each of the tax years in the four year period ended December 31, 2013 remains subject to examination by the Internal Revenue Service. During the six months ended June 30, 2014, the Fund did not incur any tax related interest or penalties.

8.     Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a level distribution amount to common shareholders on a quarterly basis if, when and in such amounts as may be determined by the Fund's board of trustees in its discretion in light of such factors as may be considered by the board of trustees, which may include market and economic conditions, and subject to compliance with applicable law, the Fund's Agreement and Declaration of Trust, the Fund's bylaws, the Fund's revolving credit agreement, described in Note F, and other factors. This policy is not

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2014 (unaudited)

fundamental and may be changed by the Fund's board of trustees without shareholder approval. The Fund's distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains or return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until subsequent to year end. Final characterization of the Fund's 2014 distributions to shareholders is also dependent upon the magnitude or timing of the Fund's securities transactions prior to year end. Therefore, it is likely that some portion of the Fund's 2014 investment income and distributions to shareholders will be recharacterized as long term capital gain and return of capital for financial statement and U.S. federal income tax purposes subsequent to year end and reflected accordingly in the Fund's year end financial statements. Though it is permitted to do so and may in the future elect to do so if its board of trustees determines it to be in the best interests of the Fund and its shareholders, the Fund does not generally expect to make distributions to common shareholders in excess of its dividends received less its operating expenses, interest expense and distributions to preferred shareholders.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. Effective for taxable years beginning after December 22, 2010, the Regulated Investment Company Modernization Act of 2010, or the Modernization Act, changed the capital loss carryforward rules. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2013, the Fund had post-enactment accumulated capital loss carryovers which can be used to offset certain future realized capital gains of $1,141,722 and $9,545,676 of short term losses and long term losses, respectively.

As of December 31, 2013, the Fund had pre-enactment accumulated capital loss carryforwards, subject to the eight-year carryforward period and possible expiration of $85,679,604, of which $14,954,471 expires in 2015, $61,598,251 expires in 2016, $7,575,009 expires in 2017 and $1,551,873 expires in 2018.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2014 (unaudited)

Although subject to adjustments, the cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes as of June 30, 2014, are as follows:

Cost	$216,886,529

Gross unrealized appreciation	$43,618,881
Gross unrealized depreciation	(6,938,350)

Net unrealized appreciation	$36,680,531

The $1,240,149 difference between the financial reporting cost basis and tax cost basis and unrealized appreciation/depreciation of the Fund's investments is due to wash sales of portfolio investments.

9.     Concentration, Interest Rate and Illiquidity Risk

Under normal market conditions, the Fund's investments are concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by real estate companies, including REITs. The value of the Fund's shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

The value of certain dividend and interest paying securities in the Fund's portfolio could be affected by interest rate fluctuations. Generally, when market interest rates fall, the values of dividend and interest paying securities rise, and vice versa. Interest rate risk is the risk that the securities in the Fund's portfolio will decline because of increases in market interest rates. The prices of long term securities fluctuate more than prices of shorter term securities as interest rate change. These risks may be greater in the current market environment because certain interest rates are near historically low levels.

The Fund may invest in illiquid or less liquid securities or securities in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund's net asset value and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Additionally, periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. Such conditions could result in greater price volatility, less liquidity, widening credit spreads and lack of price transparency, and many securities could become illiquid and of uncertain value. Such market conditions may make valuation of some of the Fund's securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2014 (unaudited)

the Fund's portfolio, this may impact the asset coverage levels for the Fund's outstanding leverage, and impair the Fund's ability to pay distributions and achieve its investment objectives.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates; Other Agreements

The Fund has an investment advisory agreement with RMR Advisors, Inc., or RMR Advisors, to provide the Fund with a continuous investment program, to make day to day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. Thus, for purposes of calculating managed assets, the Fund's revolving credit facility and the liquidation preference of the Fund's preferred shares are not considered a liability. The Fund incurred advisory fees of $1,027,216 during the six months ended June 30, 2014.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all fund accounting and other administrative services for the Fund. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund paid RMR Advisors $35,704 for subadministrative fees charged by State Street for the six months ended June 30, 2014.

Each trustee who is not a director, officer or employee of RMR Advisors, and who is not an "interested person" of the Fund, as defined under the 1940 Act, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual retainer plus attendance fees for board and committee meetings. The Fund incurred trustee fees and expenses of $17,440 during the six months ended June 30, 2014.

The Fund's board of trustees, and separately the disinterested trustees, has authorized the Fund to make payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred compliance and internal audit expenses of $55,292, which includes the Fund's allocated portion of the salary of its chief compliance officer and director of internal audit as well as compliance and internal audit related costs, during the six months ended June 30, 2014.

The Fund has retained Destra Capital Investments LLC, or Destra, to provide investor support services in connection with the ongoing operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker dealers and other financial intermediaries, communicating with the NYSE MKT specialist for the Fund's common shares, and with the closed end fund analyst community regarding the Fund on a regular basis. The Fund pays Destra 0.05% of the Fund's average daily managed assets. The terms of this agreement were in effect for an initial period of six months beginning December 14, 2012, and continues thereafter for successive one year periods unless the Fund terminates the agreement. This

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2014 (unaudited)

agreement currently remains in effect. The Fund paid Destra $60,424 for these services for the six months ended June 30, 2014.

Note C

Securities Transactions

Cost of purchases and proceeds from sales of investments, excluding short-term securities, and brokerage commissions on these transactions during the six months ended June 30, 2014, were as follows:

Purchases(1)	Sales(1)	Brokerage Commissions
$18,064,196	$17,749,864	$14,059

(1)
Includes the cost of brokerage commissions the Fund paid for purchases and sales of securities of $6,202 and $7,857, respectively.

Note D

Preferred Shares

The Fund has issued 64 Series M, 438 Series T, 47 Series W, 91 Series Th and 27 Series F auction preferred shares with a total liquidation preference of $16,675,000. The preferred shares are senior to the Fund's common shares and rank on parity with each other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by any applicable rating agency rating the Fund's preferred shares, or (2) maintain "asset coverage", as defined in the 1940 Act, of at least 200%, the preferred shares will be subject to mandatory and/or optional redemption in accordance with the terms of such preferred shares contained in the Fund's bylaws in an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have per share voting rights equal to the per share voting rights of the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class; however, holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held for each series of preferred shares generally every seven days. Distributions are generally payable every seven days. The annualized preferred share distribution rate for each series was as follows as of June 30, 2014.

Series	Rate	Date of Auction
Series M	1.500%	6/30/2014
Series T	1.500%	6/24/2014
Series W	1.500%	6/25/2014
Series Th	1.500%	6/26/2014
Series F	1.500%	6/27/2014

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2014 (unaudited)

To date, no auctions for preferred securities of the Fund have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions). However, RBC Capital Markets, LLC, an affiliate of the Fund's lead broker dealer for its preferred securities, has from time to time acquired for its own account a portion of the Fund's preferred securities in the auctions, which at times have constituted a substantial portion of the Fund's preferred securities and it may from time to time continue to purchase the Fund's preferred securities in the auctions for its own account, including possibly acquiring all or substantially all of such preferred securities. According to the Royal Bank of Canada's (the parent company of RBC Capital Markets, LLC) Schedule 13G filings as of June 30, 2014, it owned, in the aggregate, 549 shares of the Fund's issued and outstanding preferred shares, or 82.31% of the Fund's issued and outstanding preferred shares. If RBC Capital Markets, LLC had not been a purchaser of preferred securities in the Fund's auctions, some auctions likely would have failed and holders of the Fund's preferred shares would not have been able to sell their preferred shares in some auctions. There can be no assurance that RBC Capital Markets, LLC or any other of its affiliates will purchase the Fund's preferred shares in any future auction of the Fund's preferred securities in which demand is insufficient for holders of the Fund's preferred shares to sell all offered preferred shares, or that the Fund will not have any auction for its preferred securities fail. If an auction of the Fund's preferred shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Fund would otherwise pay as a result of a successful auction. If an auction fails, holders of the Fund's preferred shares may not be able to sell their preferred shares in that auction. If auctions for the Fund's preferred shares fail, or if market conditions generally frustrate the Fund's ability to enhance investment results through the investment of capital attributable to its outstanding preferred shares, such factors may cause the Fund to change the form and/or amount of investment leverage used by the Fund and may result in the Fund realizing reduced investment returns.

The Fund actively manages compliance with asset coverage and other financial ratio requirements applicable to the preferred shares. In order to facilitate compliance with such requirements, and without further notice of its intention to do so, the Fund may from time to time purchase or otherwise acquire its outstanding preferred shares in the open market, in other nondiscriminatory secondary market transactions, pursuant to tender offers or other offers to repurchase preferred shares, or in other permissible purchase transactions, and also may from time to time call or redeem preferred shares in accordance with their terms.

Note E

Capital Share Transactions

As of June 30, 2014, 7,651,507 common shares, $.001 par value per share, were issued and outstanding. The Fund had no capital stock transactions during the six months ended June 30, 2014.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2014 (unaudited)

Note F

Revolving Credit Facility

The Fund has a $60,000,000 revolving credit facility, or the Facility, with BNP Paribas Prime Brokerage Inc., or BNPP. The Facility bears interest at LIBOR plus 95 basis points and has a 270-day rolling term that resets daily; however, if the Fund fails to satisfy certain NAV requirements, the Facility may convert to a 60-day rolling term that resets daily. The Fund pays a facility fee of 55 basis points per annum on the unused portion, if any, of the Facility. The Fund is required to pledge portfolio securities as collateral in a minimum amount of 200%, and up to a maximum amount of 250%, of the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. As of June 30, 2014, the Fund has pledged portfolio securities with a market value of $127,032,337 as collateral for the Facility. During the six months ended June 30, 2014, the Fund had no unused portion of the facility and did not pay a facility fee. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the Facility, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Facility, which may require the Fund to sell portfolio securities at potentially inopportune times if other financing is not then available to the Fund on acceptable terms.

The Facility also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the Facility to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities. As of June 30, 2014, the aggregated market value of rehypothecated securities was $54,398,839. Those rehypothecated securities were included among the portfolio securities pledged by the Trust as collateral for the facility. During the six months ended June 30, 2014, the Fund earned $10,441 in fees from rehypothecated securities.

As of June 30, 2014, the Fund had outstanding borrowings of $60,000,000 under the Facility. During the six months ended June 30, 2014, the average outstanding daily balance under the Facility was $60,000,000 at a weighted average borrowing cost of 1.10%.

RMR Real Estate Income Fund

Brokerage Policy

Subject to the supervision of the board of trustees, the Advisor is authorized to employ such securities brokers and dealers for the purchase and sale of Fund assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for the Fund, the Advisor seeks the best execution available, which may or may not result in paying the lowest available brokerage commission or lowest spread. In so doing, the Advisor considers all factors it believes are relevant to obtaining best execution, including such factors as: the best price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker; and the scope and quality of research it provides.

The Advisor may select brokers that furnish it or its affiliates or personnel, directly or through third party or correspondent relationships, with research or brokerage services which provide, in its view, appropriate assistance to it in the investment decision making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any of the Advisor's or its affiliates' clients. Such products and services may disproportionately benefit one client relative to another client based on the amount of brokerage commissions paid by such client and such other clients, including the Fund. To the extent that the Advisor uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself. The Advisor may use any such research for the benefit of all or any of its or its affiliates' clients and not just those paying for it.

The Advisor may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services it believes are useful in its decision making or trade execution processes.

The Advisor may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Securities Exchange Act of 1934, which requires the Advisor to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. The Advisor believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns. Because of this, and the low absolute dollar amount that any such higher commissions typically represent, the Advisor believes that the risk of a material conflict of interest developing is limited and will not affect the portfolio managers' professional judgment in managing the Fund's account.

Privacy Notice

The Fund recognizes and respects the privacy of its prospective, current, inactive and former shareholders, including you, and takes precautions to maintain the privacy of your "nonpublic personal information." This notice is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why in certain cases the Fund shares that information with select parties.

What information the Fund collects and shares:

The Fund collects and shares "nonpublic personal information" about you and your financial transactions with the Fund. For example, such information may include, without limitation, your social security number, account balance, bank account information, purchase history and transaction history.

The Fund collects this information from the following sources:

The Fund collects your nonpublic personal information from different sources, including the following:

  •
  Information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents;

  •
  Information about your transactions with us, our affiliates or other third parties such as our service providers; and

  •
  Information we receive from consumer reporting agencies (including credit bureaus).

How the Fund shares your information:

The Fund does not sell your name or other information about you to anyone, nor does it share your information with affiliates and other third parties for marketing purposes. The Fund does not disclose nonpublic personal information about its shareholders except to its affiliates and certain service providers, such as the Fund's subadministrator, transfer agent, attorneys and other financial or non financial service providers, for the Fund's business purposes or as permitted by law. For example, the Fund may disclose your nonpublic personal information:

  •
  To government entities, in response to subpoenas, court orders, legal investigations and regulatory authorities, or to comply with laws or regulations.

  •
  When you direct the Fund to do so or consent to the disclosure (unless and until you revoke your direction or consent).

  •
  To approve or maintain your account.

  •
  To process transactions related to your investment in the Fund.

  •
  To administer the Fund and process its transactions.

  •
  To protect against actual or potential fraud, unauthorized transactions, claims or other liability.

  •
  To report to consumer reporting agencies and credit bureaus.

  •
  In connection with disputes or litigation between the Fund and you.

How the Fund protects your information:

The Fund conducts its business through trustees, officers and third parties that provide services pursuant to agreements with the Fund (for example, the service providers described above). The Fund has no employees. The Fund restricts access to your nonpublic personal information to those persons who need to know that information in order to provide services to you or the Fund. The Fund maintains physical, electronic and procedural safeguards that comply with federal and state standards to guard your nonpublic personal information. When disclosing your information to affiliates and other nonaffiliated third parties, the Fund will require these companies to protect the confidentiality and security of your nonpublic personal information and to use that information only for its intended purpose.

Customers of financial intermediaries:

Please note that if you hold shares of the Fund through a financial intermediary such as a broker dealer, bank or trust company and that intermediary, not you, is the record owner of your shares, then the privacy policy of your financial intermediary will govern how your nonpublic personal information collected by that intermediary may be shared by that intermediary.

Questions?

If you have any questions concerning this privacy notice, please contact Investor Relations at 617-796-8253.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used to vote proxies relating to the Fund's portfolio securities is available: (1) without charge, upon request, by calling us at (866) 790-8165; and (2) as an exhibit to the Fund's annual report on Form N-CSR, which is available on the website of the U.S. Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how the Fund voted proxies received by the Fund during the most recent 12 month period ended June 30 is available: (1) without charge, on request, by calling us at (866) 790-8165; or (2) by visiting the Commission's website at http://www.sec.gov and accessing the Fund's Form N-PX.

Procedures for the Submission of Confidential and Anonymous Concerns or Complaints about Accounting, Internal Accounting Controls or Auditing Matters

The Fund is committed to compliance with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices and has established procedures for handling concerns or complaints about accounting, internal accounting controls or auditing matters. Any shareholder or other interested party who desires to communicate with our independent trustees or any other trustees, individually, or as a group, may do so by filling out a report at the "Corporate Governance" section of our website (http://www.rmrfunds.com), by calling our toll free confidential message system at (866) 511-5038, or by writing to the party for whom the communication is intended, care of our director of internal audit, RMR Funds, Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458. Our director of internal audit will then deliver any communication to the appropriate party or parties.

Portfolio Holdings Reports

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q, which is available on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The Fund provides additional data on its website at http://www.rmrfunds.com.

Certifications

The Fund's principal executive officer and principal financial officer certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 and filed with the Fund's Forms N-CSR and NQ are available on the Commission's website at http://www.sec.gov.

Submission of Proposal to a Vote of Shareholders

The annual meeting of shareholders of the Fund was held on April 23, 2014. The following is a summary of the proposal submitted to shareholders for vote at the meeting and votes cast.

Proposal	Votes for	Votes against	Votes abstained
Common and Preferred Shares
Election of John L. Harrington as trustee until the 2017 annual meeting	5,983,309.799	155,503.268	68,549.294

In addition to the trustee who was elected at the annual meeting, as noted above, the following other trustees continued in office after the Fund's annual meeting: Barry M. Portnoy, Adam D. Portnoy, Arthur G. Koumantzelis and Jeffrey P. Somers.

RMR Real Estate Income Fund

Dividend Reinvestment Plan

The board of trustees of the Fund has adopted a Dividend Reinvestment and Cash Purchase Plan, or the Plan, sometimes referred to as an opt-out plan. You will have all your cash distributions invested in common shares automatically unless you elect to receive cash. As part of the Plan, you will have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of such shares, or the Cash Purchase Option. Your cash payment, if any, for the additional shares may not exceed $10,000 per quarter, per Plan and must be for a minimum of $100 per quarter. Wells Fargo Bank N.A. is the plan agent and paying agent for the Plan. The plan agent will receive your distributions and additional cash payments under the Cash Purchase Option and either purchase common shares in the open market for your account or directly from the Fund. If you elect not to participate in the Plan, you will receive all cash distributions in cash paid by check mailed to you (or, generally, if your shares are held in street name, to your broker) by the paying agent.

The number of common shares of the Fund you will receive if you do not opt out of a Plan will be determined as follows:

(1)
If, on a distribution payment date for the Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the NAV per common share on that payment date, the plan agent will receive the distribution in cash and, together with your additional cash payments, if any, will purchase common shares of the Fund in the open market, on the NYSE MKT or elsewhere, for your account prior to the next ex-dividend date (or 60 days after the distribution payment date, whichever is sooner). It is possible that the market price for the Fund's common shares may increase or decrease before the plan agent has completed its purchases. Therefore, the average purchase price per share paid by the plan agent may be higher or lower than the market price at the time of valuation, resulting in the purchase of fewer or more shares than if the distribution had been paid to you in common shares newly issued by the Fund. In the event it appears that the plan agent will not be able to complete the open market purchases prior to the next ex-dividend date, the Fund will determine whether to issue the remaining shares, with the number of shares to be issued determined based on a price equal to the greater of (i) NAV per common share at the time of purchase or (ii) 100% of the per common share market price at the time of purchase. Interest will not be paid on any uninvested amounts.

(2)
If, on the distribution payment date for the Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the NAV per common share on that payment date, the Fund will issue new shares for your account, with the number of shares to be issued determined based on a price equal to the greater of (i) NAV per common share on that payment date or (ii) 95% of the per common share market price on that payment date.

(3)
The plan agent maintains all shareholder accounts in the Plan (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the plan agent in non-certificated form. Any proxy you receive will include all common shares you have received or purchased under the Plan.

You may withdraw from the Plan at any time by giving written notice to the plan agent. If you withdraw or the Plan is terminated, the plan agent will transfer the shares in your account to you

(which may include a cash payment for any fraction of a share in your account). If you wish, the plan agent will sell your shares and send you the proceeds, minus brokerage commissions to be paid by you.

The plan agent is not authorized to make any purchases of shares for your account if doing so will result in your owning shares in excess of 9.8% of the total shares outstanding in the Fund. Dividends or cash purchase option payments which may result in such prohibited transactions will be paid to you in cash.

The plan agent's administrative fees will be paid by the Fund. There will be no brokerage commission charged with respect to common shares issued directly by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred by the plan agent when it makes open market purchases of the Fund's shares pursuant to the Plan including the Cash Purchase Option.

The Fund may amend or terminate its Plan or the Cash Purchase Option if its board of trustees determines the change is appropriate. However, no additional charges will be imposed upon participants by amendment to the Plan except after prior notice to participants.

Participation in the Plan will not relieve you of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions you receive which are credited to your account under the Plan rather than paid in cash. Automatic reinvestment of distributions in the Fund's common shares will not relieve you of tax obligations arising from your receipt of that Fund's distributions even though you do not receive any cash.

All correspondence* about the Plan should be directed to Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856 or by telephone at 1-866-877-6331 and by overnight mail to Wells Fargo Bank N.A., 1110 Centre Point Curve, Suite 101, Mendota Heights, MN 55120-4100.

*
Shareholders who hold shares of the Fund in "street name", that is, through a broker, financial advisor or other intermediary, should not contact the Administrator with Plan correspondence, opt-out cash purchase option or other requests. If you own your shares in street name, you must instead contact your broker, financial advisor or intermediary.

WWW.RMRFUNDS.COM

Item 2.    Code of Ethics.

        The information is only required for the annual report on Form N-CSR.

Item 3.    Audit Committee Financial Expert.

        The information is only required for the annual report on Form N-CSR.

Item 4.    Principal Accountant Fees and Services.

        The information is only required for the annual report on Form N-CSR.

Item 5.    Audit Committee of Listed Registrants.

        The information is only required for the annual report on Form N-CSR.

Item 6.    Investments.

        The information required under Item 6 is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        The information is only required for the annual report on Form N-CSR.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

        The information is only required for the annual report on Form N-CSR.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        During the six months ended June 30, 2014, there were no purchases made by or on behalf of the registrant or any "affiliated purchaser" as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares of the registrant's equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.    Submission of Matters to a Vote of Security Holders.

        There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K.

Item 11.    Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)
(2) Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(b)
Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMR REAL ESTATE INCOME FUND
By:	/s/ Adam D. Portnoy Adam D. Portnoy President
Date: August 19, 2014

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam D. Portnoy Adam D. Portnoy President
Date: August 19, 2014
By:	/s/ Mark L. Kleifges Mark L. Kleifges Treasurer
Date: August 19, 2014

QuickLinks

  Item 1. Reports to Stockholders.
NOTICE CONCERNING INFORMATION CONTAINED IN THIS REPORT
NOTICE CONCERNING LIMITED LIABILITY
NOTICE CONCERNING LIMITATION ON SHARE OWNERSHIP
RMR Real Estate Income Fund Portfolio of Investments – June 30, 2014 (unaudited)
RMR Real Estate Income Fund Financial Statements
RMR Real Estate Income Fund Financial Highlights
RMR Real Estate Income Fund Notes to Financial Statements June 30, 2014 (unaudited)
  Item 2. Code of Ethics.
  Item 3. Audit Committee Financial Expert.
  Item 4. Principal Accountant Fees and Services.
  Item 5. Audit Committee of Listed Registrants.
  Item 6. Investments.
  Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
  Item 8. Portfolio Managers of Closed-End Management Investment Companies.
  Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
  Item 10. Submission of Matters to a Vote of Security Holders.
  Item 11. Controls and Procedures.
  Item 12. Exhibits.
SIGNATURES